UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2009
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-12716	04-2573920
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

One Gateway Center, Suite 702, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     Clinical Data, Inc. (the “Company”) is furnishing presentation materials, included as Exhibit 99.1 to this current report and incorporated herein by reference, which the Company is presenting at the Fifth Annual Noble Financial Equity Conference on June 9, 2009 at the Seminole Hard Rock Hotel in Hollywood, Florida. The Company expressly disclaims any obligation to update this presentation and cautions that it is only accurate on the date it was presented. The inclusion of any data or statements in this presentation does not signify that the information is considered material.
Caution Regarding Forward-Looking Statements.
     This filing and the documents that are incorporated by reference herein contain forward-looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding our ability to successfully develop and commercialize our therapeutic products; our ability to introduce our new pharmacogenetic and molecular diagnostics products; our ability to successfully integrate the operations, business, technology, and intellectual property obtained in our acquisitions; our ability to expand our long-term business opportunities; financial projections and estimates and their underlying assumptions; and future performance.
     All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to:
•	whether vilazodone, Stedivaze, or any of our other therapeutic products will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration and equivalent foreign regulatory agencies and for which indications;

•	whether our PGxPredict and FAMILION diagnostic tests will gain wide acceptance in the market;

•	whether we will be able to successfully identify and validate biomarkers for response to vilazodone or to any of our other therapeutic products;

•	whether vilazodone, Stedivaze, and our other therapeutic products will be successfully marketed if approved;

•	the extent to which genetic markers are predictive of clinical outcomes and drug efficacy and safety;

•	our ability to achieve the expected synergies and operating efficiencies from all of our acquisitions;

•	the strength of our intellectual property rights;

•	competition from pharmaceutical, biotechnology and diagnostics companies;

•	the development of and our ability to take advantage of the market for pharmacogenetic and biomarker products and services;

•	our ability to raise additional capital to fund our operations on terms acceptable to us;

•	general economic downturns; and

•	other risks contained in our various SEC reports and filings, including but not limited to our Annual Report on Form 10-K for the fiscal year ended March 31, 2008, our Quarterly Report on Form 10-Q for the quarter ended December 31, 2008, and our Current Reports on Form 8-K filed from time to time with the Securities and Exchange Commission.
     The Company wishes to caution readers not to place undue reliance on these forward-looking statements that speak only as of the date hereof. The Company does not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1. Conference Presentation dated June 9, 2009.
     We are furnishing the exhibit to this Form 8-K in accordance with Item 7.01, Regulation FD Disclosure. The exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.

By:	/s/ Caesar J. Belbel
Caesar J. Belbel Executive Vice President, Chief Legal Officer and Secretary
DATE: June 9, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Conference Presentation dated June 9, 2009.

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